SIT MUTUAL FUNDS

                                   BOND FUNDS

                                QUARTERLY REPORT

                                  JUNE 30, 2001




                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND






                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

A Look at Sit Mutual Funds                                                    2

Chairman's Letter                                                             3

Performance Summary and Bond Market Review                                    4

FUND REVIEWS

         Money Market Fund                                                    6

         U.S. Government Securities Fund                                      8

         Tax-Free Income Fund                                                10

         Minnesota Tax-Free Income Fund                                      12

         Bond Fund                                                           14




         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A LOOK AT THE SIT MUTUAL FUNDS



                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8.3 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free checkwriting privileges on bond funds
          *    Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

[PHOTO]  SIT MUTUAL FUNDS
         QUARTER ENDED JUNE 30, 2001
         ---------------------------------------------------------------- [LOGO]
         CHAIRMAN'S LETTER

Continued economic weakness led the Federal Reserve to reduce short-term interest rates six times in 2001. Most recently the Fed lowered the federal funds rate 0.25% on June 27th, to 3.75%. The Fed has reduced the federal funds rate by a total of 2.75% in less than six months, the most aggressive series of moves that the Fed has ever made. As a result, the yield curve steepened during the quarter. Short-term rates fell by approximately 0.50% while longer-term rates rose by 0.30% to 0.50%. While short-term yields move closely with the federal funds rate, longer term yields rose due to expectations that the monetary stimulus will improve economic growth.

ECONOMIC OVERVIEW
Second quarter growth appears to be close to zero and some economists are expecting negative growth. We expected the second quarter to be the worst period for the economy this year as the business sector severely reduced capital expenditures. However, the household sector continues to be strong as evidenced by sustained levels of consumer spending and a rebound in consumer confidence. Businesses and consumers alike are now benefiting from lower gasoline and electricity costs. Also, lower mortgage rates have caused a refinancing wave, which often translates into increased spending on consumer goods. Tax rebates will also provide additional purchasing power for many people. Consequently, since consumer spending accounts for more than two-thirds of GDP, we expect the economy to improve in the second half of the year to a modest +2.0% to +3.0% growth rate.

Year-over-year inflation, as measured by the Consumer Price Index (CPI), rose from a low of +1.5% in December 1998 to a high of +3.8% in March 2000. As of May 2001, year-over-year CPI was still a relatively high +3.6%. Most of the price increases were energy-related and ranged from heating oil and electricity rates to gasoline. Looking forward, we expect inflation to trend lower as energy prices fall due to less demand from a weaker global economy and relatively high production levels of crude oil from OPEC. Also, accelerating electricity-generating capacity should slow the increases in electricity rates. Overall, reduced inflation pressure is expected to be stimulative for economic growth over the next six to twelve months.

Regarding fiscal policy, recent actions have been positive for the economy. Specifically, Congress continues to increase spending well above the rate of inflation and tax cuts have been passed. The fiscal importance of encouraging economic growth can be measured by the recent declines in tax receipts stemming from the slowing economy. For example, federal tax receipts in May declined $20.8 billion, down 14.2 percent over the prior year, due mainly to weaker corporate profits. As a result, we anticipate less debt reduction than investors expect.

STRATEGY SUMMARY
We are forecasting that the Federal Reserve is approaching the end of its current easing cycle and that Treasury bonds yields will rise modestly as economic growth improves. As a result, taxable bond portfolios shortened their durations last quarter and are now shorter than their respective benchmarks. The portfolios are also underweighted in Treasury securities because the yield advantage for other sectors remains near their historic highs. For most of the quarter, the taxable strategies were positioned to take advantage of falling short-term yields as we expected the Federal Reserve to continue to lower rates. However, over the next six months we will be positioning the portfolios more defensively as we expect short and intermediate yields to rise modestly.

In the municipal markets, short and intermediate-term municipal issues experienced the largest yield declines and highest total returns during the first half of 2001. Lower credit quality issues, such as hospitals, outperformed higher-grade issues and general obligation bonds as investors reached for yield. We continue to look for opportunities to reduce holdings in lower-rated credits as incremental yields contract. In addition, we intend to further shorten the durations of our municipal portfolios given our expectations for higher yields. We believe municipal bonds with a 3 to 12-year maturity currently offer the most attractive risk/reward profile.

We appreciate your interest in Sit Mutual Funds and believe our continued focus on high current income and stability of principal will help you achieve your long-term investment goals.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND BOND MARKET REVIEW

   The U.S. Treasury yield curve continued to steepen last quarter as the Federal Reserve continued to lower short-term interest rates. Specifically, the Federal Reserve reduced the federal funds rate three more times for a total reduction of 1.25% during the quarter. The federal funds rate is now 3.75%. The yield of the one-year maturity Treasury bill fell 0.47% to 3.62% at quarter end. However, longer-term Treasury yields rose as investors feared that the rapid easing might overstimulate the economy and cause inflation in the future. For example, the yield of the 30-year maturity Treasury bond rose by 0.28% to 5.74% as of June 30, 2001.
   In the taxable bond market, longer-term Treasury yields rose more during the quarter than other sectors, which caused the Treasury sector to be the worst performing sector for the quarter. Government agencies were the second worst performing securities. The corporate, asset-backed, and mortgage pass-through sectors had similar returns and all outperformed in the second quarter. Despite a decline in incremental yield, the yield advantage for non-Treasury sectors is still near historically high levels.
   Municipal bond yields continue to be relatively stable. For example, throughout the first half of the year, long-term bond yields have traded in the narrow range of 5.24% to 5.51% on the Bond Buyer Index. For the quarter, lower quality bonds outperformed higher quality and general obligation securities. This reflected investors increased desire for yield rather than quality. Currently, we believe that the municipals in the 3 to 12-year maturity range offer the most attractive risk/reward profile.

                                                1992          1993
                                              -------------------------
SIT MONEY MARKET FUND (1)                       --            0.46%(2)
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                 5.43%         7.34
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                        7.71         10.42
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                                 --            1.60(2)
-----------------------------------------------------------------------
SIT BOND FUND                                   --            0.34(2)
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                      --            0.53(2)
LEHMAN INTER. GOVERNMENT BOND INDEX             6.93          8.17
LEHMAN 5-YEAR MUNICIPAL BOND INDEX              7.62          8.73
LEHMAN AGGREGATE BOND INDEX                     --            0.54(2)

                                             NASDAQ
                                             SYMBOL        INCEPTION
                                             ------        ---------
SIT MONEY MARKET FUND                        SNIXX         11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND              SNGVX         06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                     SNTIX         09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND           SMTFX         12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                                SIBOX         12/01/93
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                                 11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                        05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                         09/30/88
LEHMAN AGGREGATE BOND INDEX                                11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 6/30/01.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 6/30/01 was 3.60%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.40%, 7.72%, 8.33% and 8.82%, respectively (Income subject to state tax, if any).

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
  TOTAL RETURN - CALENDAR YEAR
                                                                                  YIELD
                                                                     YTD          AS OF   DISTRIBUTION
  1994       1995      1996     1997     1998     1999      2000     2001        6/30/01     RATE(3)
--------------------------------------------------------------------------      ----------------------
  3.84%      5.58%     5.08%    5.22%    5.17%    4.79%     6.03%    2.36%        3.66%(4)
------------------------------------------------------------------------------------------------------
  1.77      11.50      4.99     8.19     6.52     1.37      9.15     4.27         5.97        6.18%
------------------------------------------------------------------------------------------------------
 -0.63      12.86      5.69     9.87     6.29    -4.01      8.32     3.14         5.33(5)     5.21
------------------------------------------------------------------------------------------------------

  0.63      11.90      5.89     8.19     6.14    -3.82      8.09     3.09         5.33(6)     5.20
------------------------------------------------------------------------------------------------------
 -1.31      16.83      4.25     9.44     6.52    -0.34      9.25     3.66         6.22        6.88
------------------------------------------------------------------------------------------------------

  4.47       5.98      5.27     5.32     5.01     4.88      6.16     2.18
 -1.75      14.41      4.06     7.72     8.49     0.49     10.47     3.43
 -1.28      11.65      4.22     6.38     5.84     0.74      7.72     3.85
 -2.92      18.47      3.63     9.65     8.69    -0.82     11.63     3.62

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                  PERIODS ENDED JUNE 30, 2001
         TOTAL RETURN                 ----------------------------------------------------
    QUARTER        SIX MONTHS                                                    SINCE
 ENDED 6/30/01   ENDED 6/30/01          1 YEAR       5 YEARS     10 YEARS      INCEPTION
-------------------------------       ----------------------------------------------------
    1.02%             2.36%              5.54%        5.23%         --           5.03%
------------------------------------------------------------------------------------------------------
    1.59              4.27              10.20         6.67         6.92%         7.72
------------------------------------------------------------------------------------------------------
    0.89              3.14               8.75         5.55         6.39          6.72
------------------------------------------------------------------------------------------------------
    1.07              3.09               8.48         5.18          --           5.41
------------------------------------------------------------------------------------------------------
    0.56              3.66              10.87         6.71          --           6.28
------------------------------------------------------------------------------------------------------

    0.93              2.18               5.39         5.25          --           5.17
    0.42              3.43              10.42         6.91         7.14          7.70
    0.98              3.85               8.83         5.63         6.21          6.55
    0.56              3.62              11.23         7.48          --           6.72

(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.03%, 8.38%, 9.04% and 9.58%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND
         QUARTER ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +1.0% return for the three months ended June 30, 2001, compared to a +1.0% return for the Lipper Analytical Services Money Market Fund universe. The Fund's performance ranked 146th of 386 funds in its Lipper(1) peer group category for the second quarter of 2001. The Fund's performance ranked in the top quartile in its Lipper peer group category for the five-year and since inception periods ending June 30, 2001. As of June 30, 2001 the Fund's 7-day compound yield was 3.66%, and its average maturity was 29 days.
   The Federal Reserve lowered the federal funds rate three more times, totaling 1.25%, during the second quarter. This resulted in a federal funds rate of 3.75%, which is 2.75% below its 6.50% level at December 31, 2000. Three-month Treasury bill yields decreased during the past quarter from 4.28% on March 31, 2001, to 3.65% on June 30, 2001. The yield fell as low as 3.41% on June 19th. Current yield levels imply that the Fed is approaching the end of its current cycle of lowering short-term interest rates. We concur and expect that the economy will improve from its current weak level to a modest rebound in the second half of the year. The Fund anticipates maintaining an average maturity around 30 days over the near term.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. Although the economy has weakened, we do not foresee significant impact on the short-term credit worthiness of top-tier commercial paper issues in general. However, some issuers have experienced liquidity challenges over the past several quarters as investors have become more cautious. We will maintain our vigilance and continue to limit investments to top-tier securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.
     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                Net Asset Value  6/30/01:    $1.00 Per Share
                                 3/31/01:    $1.00 Per Share

                        Total Net Assets:   $99.5 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                          Consumer Loan Finance    13.7
                                         Energy    13.5
                            Diversified Finance    13.0
                      Captive Equipment Finance    11.5
                                 Communications    10.9
                           Captive Auto Finance    10.5
                             Financial Services     9.0
                         Sectors 4.5% and Under    17.1
                        Cash & Other Net Assets     0.8

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                          AVERAGE ANNUAL TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

3 Month**             1.02%          0.93%            0.96%
6 Month**             2.36           2.18             n/a
1 Year                5.54           5.39             5.26
3 Year                5.25           5.21             4.96
5 Year                5.23           5.25             4.97
Inception             5.03           5.17             4.85
  (11/1/93)

                            CUMULATIVE TOTAL RETURNS*

                    SIT MONEY       3-MONTH         LIPPER
                     MARKET      U.S. TREASURY       MONEY
                      FUND           BILL         MARKET AVG.
                    ---------    -------------    -----------

1 Year                5.54%          5.39%            5.26%
3 Year               16.60          16.45            15.63
5 Year               29.04          29.12            27.43
Inception            45.65          47.21            43.75
  (11/1/93)


*AS OF 6/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/01. Sit Money Market Fund rankings for the 3- and 5-year and since inception periods were 81st of 305 funds, 64th of 259 funds and 45th of 182 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 6/30/01 would have grown to $14,565 in the Fund or $14,721 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         QUARTER ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors with a +1.59% return for the quarter ended June 30, 2001, compared to -0.30% for the Lipper U.S. Government Fund universe average and +0.42% for the Lehman Intermediate Bond Index. The Fund's return ranked #1 of the 166 funds included in the Lipper(1) U.S. Government Fund universe for the past quarter. The Fund also holds a 5-star overall rating by Morningstar(2) out of 1,809 funds in the taxable bond category as of June 30, 2001.
   The U.S. Treasury yield curve continued to steepen during the quarter. Short maturity Treasury bill yields declined roughly 0.5% as the Federal Reserve reduced the federal funds rate three more times, totaling 1.25%. However, longer-term Treasury yields increased approximately 0.4% as investors feared that the aggressive interest rate reductions made by the Fed might be inflationary in the future. As of June 30, 2001, the 2-year and the 30-year Treasuries were yielding 4.22% and 5.74%, respectively.
   Investment activity for the period included reinvestments in seasoned high-coupon agency mortgage pass-through securities as existing holdings paid down. These seasoned securities are less likely than other mortgage-backed securities to experience large increases in prepayments as interest rates decline. Since the homeowners on these underlying mortgages have not taken advantage of the opportunities to refinance in the past, they are less likely to refinance in the future. The Fund's holdings in this sector provided strong returns of approximately +2.4% for the quarter. In the U.S. Treasury sector, Treasury Inflation Protected Securities (TIPS) were purchased to take advantage of recent monthly spikes in inflation rates. These securities pay a fixed rate of interest and the principal increases at the monthly rate of the CPI.
   Looking ahead, we are forecasting that the Fed is approaching the end of its current cycle of lowering short-term interest rates and that the economy improves from its current weak level to a moderate rate of growth in the second half of this year. We expect to maintain the Fund's duration moderately shorter than that of its benchmark. We continue to seek government securities that offer high levels of current income, such as seasoned high-coupon mortgage pass-throughs and conservatively structured collateralized mortgage obligations, as we expect them to provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

               Net Asset Value  6/30/01:    $10.60 Per Share
                                3/31/01:    $10.59 Per Share
                       Total Net Assets:   $157.9 Million
                       30-day SEC Yield:      5.97%
             12-Month Distribution Rate:      6.18%
                       Average Maturity:     14.8 Years
                     Effective Duration:      3.2 Years(3)

(3) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           GNMA Pass-Through   29.1
         Collateralized Mortgage Obligations   28.6
                          FHLMC Pass-Through   15.5
                           FNMA Pass-Through   14.7
                               U.S. Treasury    9.7
                           Taxable Municipal    1.3
                     Cash & Other Net Assets    1.1

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.       LEHMAN         LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

3 Month**              1.59%          0.42%          -0.30%
6 Month**              4.27           3.43             n/a
1 Year                10.20          10.42            9.52
5 Year                 6.67           6.91            6.42
10 Year                6.92           7.14            6.96
Inception              7.72           7.70            7.29
   (6/2/87)

                            CUMULATIVE TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.       LEHMAN         LIPPER
                    SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                       FUND        BOND INDEX       FUND AVG.
                    ----------    -------------    -----------

1 Year                10.20%         10.42%           9.52%
5 Year                38.09          39.65           36.50
10 Year               95.25          99.35           96.04
Inception            185.16         184.29          169.52
    (6/2/87)


*AS OF 6/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/01. Sit U.S. Government Securities Fund rankings for the 3-, 5-, and 10-year periods were 8th of 149 funds, 40th of 118 funds and 26th of 48 funds, respectively.

(2)Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/01. These ratings are subject to change monthly and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4, 35% receive 3, and 22.5% receive 2. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-, 5- and 10-year periods out of 1,809, 1,320 and 416 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 6/30/01 would have grown to $28,516 in the Fund or $28,429 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                  [BAR CHART]

                            0 - 1 Year         1.1%
                            1 - 5 Years       78.2%
                            5 - 10 Years      17.9%
                            10 - 20 Years      2.8%
                            20+ Years            0%

[PHOTO]  SIT TAX-FREE INCOME FUND
         QUARTER ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond prices rose sharply during the second half of 2000 while the Federal Reserve maintained a stable federal funds target rate of 6.50%. The Federal Reserve shifted to a more accommodative policy beginning in 2001 and, after six easing moves, the federal funds rate is currently at 3.75%. Despite lower short-term rates, municipal bond prices have remained in a narrow range this year. The Bond Buyer Index of long-term high-grade bonds yielded 5.58% on June 29th, compared with 5.30% on March 30th and 5.47% on December 29, 2000. The Fund's return was +0.89% for the quarter, compared to an average return of +0.47% for the Lipper(1) municipal fund universe, and it ranked 41st out of 281 general municipal funds for the last quarter.
   During the latest quarter and first half of 2001, the portfolio's major sector holdings earned returns close to the 5-Year Lehman Index return, except for the multi-family housing sector which underperformed the Index by nearly 2%. The Fund's holdings in hospital/health care and closed-end mutual funds earned incremental returns of about +1.5% and +3.5%, respectively, above the Index for the first half of 2001. Lower quality issues outperformed higher-grade issues, and more credit sensitive issuers, such as hospitals, outperformed general obligation issues as investors reached for yield.
   Long-term municipal bond yields declined by about 0.75% in 2000, and the Fund benefited then by maintaining a longer duration in the range of 7.2 to 8.2 years. With interest rates lower in 2001 and in a more stable trading range, intermediate municipals have earned higher total returns than long-term bonds. This year, the Fund has also benefited from the shortening of its duration through the sale of longer bonds and reinvestment primarily in intermediate-duration bonds. As of June 30, 2001, the portfolio's duration had been shortened by 1.1 years from its level on December 31, 2000. We intend to further shorten the portfolio's duration this year because we expect bond yields to rise in 2002 as an economic recovery unfolds.
   We expect improved economic conditions during the second half of this year as consumers benefit from reduced taxes, lower energy prices, and lower short-term interest rates. In the near term, bond prices are expected to remain relatively stable, and we plan to focus the investment of new cash flows in the 3-12 year maturity range, while continuing to sell longer-term maturities and take advantage of narrowing yield spreads on lower rated credits.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.
     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment-grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

                   Net Asset Value  6/30/01:     $9.86 Per Share
                                    3/31/01:     $9.90 Per Share
                           Total Net Assets:   $470.6 Million
                           30-day SEC Yield:      5.33%
                       Tax Equivalent Yield:      8.82%(2)
                 12-Month Distribution Rate:      5.21%
                           Average Maturity:     15.2 Years
            Duration to Estimated Avg. Life:      5.7 Years(3)
                           Implied Duration:      6.6 Years(3)

(2) For individuals in the 39.6% federal tax bracket.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                     Multifamily Mortgage Revenue   31.1
                     Hospital/Health Care Revenue   21.4
                                    Other Revenue   13.3
                   Single Family Mortgage Revenue    9.5
                           Education/Student Loan    6.3
                          Closed-End Mutual Funds    5.3
                           Sectors 2.5% and Under    7.5
                          Cash & Other Net Assets    5.6

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               0.89%         0.98%          0.47%
6 Month**               3.14          3.85            n/a
1 Year                  8.75          8.83           9.23
5 Year                  5.55          5.63           5.44
10 Year                 6.39          6.21           6.50
Inception               6.72          6.55           6.89
   (9/29/88)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE        LEHMAN        GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                  8.75%         8.83%          9.23%
5 Year                 31.04         31.51          30.34
10 Year                85.70         82.63          87.78
Inception             129.20        124.67         134.00
  (9/29/88)


*AS OF 6/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/01. Sit Tax-Free Income Fund rankings for the 3-, 5-year and 10-year periods were 154th of 233 funds, 94th of 184 funds and 50th of 84 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 6/30/01 would have grown to $22,920 in the Fund or $22,467 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   27.9%
                                         AA   12.8%
                                        AAA   18.6%
               Other Assets and Liabilities    5.6%
                              Less than BBB    2.7%
                                        BBB   32.4%     Total number of
                                                        holdings: 346

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         QUARTER ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         MICHAEL C. BRILLEY * DEBRA A. SIT, CFA * PAUL J. JUNGQUIST, CFA

   Municipal bond prices rose sharply during the second half of 2000 while the Federal Reserve maintained a stable federal funds target rate of 6.50%. The Federal Reserve shifted to a more accommodative policy beginning in 2001 and, after six easing moves, the federal funds rate is currently at 3.75%. Despite lower short-term rates, municipal bond prices have remained in a narrow range this year. The Bond Buyer Index of long-term high-grade bonds yielded 5.58% on June 29th, compared with 5.30% on March 30th and 5.47% on December 29, 2000. The Fund's return was +1.07% for the quarter, compared to an average return of +0.49% for the Lipper(1) Minnesota municipal fund universe, and it ranked 4th out of 50 Minnesota funds.
   During the latest quarter and first half of 2001, the portfolio's major sector holdings earned returns close to the 5-Year Lehman Index return, except for closed-end mutual funds which earned incremental returns of about 3.25% above the Index for the first half of 2001. Lower quality issues outperformed higher-grade issues, and more credit sensitive issuers, such as hospitals, outperformed general obligation issues as investors reached for yield.
   Long-term municipal bond yields declined by about 0.75% in 2000, and the Fund benefited then by maintaining a longer duration in the range of 7.0 to 8.2 years. With interest rates lower in 2001 and in a more stable trading range, intermediate municipals have earned higher total returns than long-term bonds. This year, the Fund has also benefited from the shortening of its duration through the sale of longer bonds and reinvestment primarily in intermediate-duration bonds. As of June 30, 2001, the portfolio's duration had been shortened by about 0.75 years from its level on December 31, 2000. We intend to further shorten the portfolio's duration this year because we expect bond yields to rise in 2002 as an economic recovery unfolds.
   We expect improved economic conditions during the second half of this year as consumers benefit from reduced taxes, lower energy prices, and lower short-term interest rates. In the near term, bond prices are expected to remain relatively stable, and we plan to focus the investment of new cash flows in the 3-12 year maturity range, while continuing to sell longer-term maturities and take advantage of narrowing yield spreads on lower rated credits.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                    Net Asset Value  6/30/01:     $9.99 Per Share
                                     3/31/01:    $10.01 Per Share
                            Total Net Assets:   $172.9 Million
                            30-day SEC Yield:      5.33%
                        Tax Equivalent Yield:      9.58%(2)
                  12-Month Distribution Rate:      5.20%
                            Average Maturity:     15.8 Years
             Duration to Estimated Avg. Life:      6.3 Years(3)
                            Implied Duration:      6.6 Years(3)

(2) For individuals in the 39.6% federal tax and 7.85% MN tax brackets.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                    Multifamily Mortgage Revenue   38.6
                    Hospital/Health Care Revenue   19.7
                  Single Family Mortgage Revenue   10.8
                             Other Revenue Bonds    6.7
                          Sectors 4.5% and Under   15.8
                         Cash & Other Net Assets    8.4

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT            LEHMAN         LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

3 Month**            1.07%           0.98%           0.49%
6 Month**            3.09            3.85             n/a
1 Year               8.48            8.83            8.78
3 Year               3.51            5.25            3.69
5 Year               5.18            5.63            5.20
Inception            5.41            5.29            4.85
   (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                      SIT            LEHMAN         LIPPER
                  MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                  INCOME FUND     BOND INDEX       FUND AVG.
                  -----------    ------------    -------------

1 Year               8.48%           8.83%           8.78%
3 Year              10.91           16.59           11.47
5 Year              28.71           31.51           28.83
Inception           49.09           47.86           43.19
   (12/1/93)


*AS OF 6/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/01. Sit Minnesota Tax-Free Income Fund rankings for the 3- and 5-year and since-inception periods were 29th of 46 funds, 26th of 45 funds and 3rd of 22 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/01 would have grown to $14,909 in the Fund or $14,786 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   16.1%           ASSESSMENT OF
                                     AA   13.4%             NON-RATED
                                    AAA   16.7%            SECURITIES
           Other Assets and Liabilities    8.4%
                              Non-Rated   38.7%            AAA    1.1%
                          Less Than BBB    0.7%             AA    1.1
                                    BBB    6.0%              A    2.4
                                                           BBB   24.0
                                                            BB    8.0
                                                             B    1.3
                                                           ----------
                                                           Total 38.7%

[PHOTO]  SIT BOND FUND
         QUARTER ENDED JUNE 30, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors a +0.56% return for the three months ended June 30, 2001, compared to +0.31% for the Lipper Intermediate Investment Grade Bond Fund universe average and +0.56% for the Lehman Aggregate Average Bond Index. For the period since its inception, the Fund ranked in the top 25% of its Lipper(1) universe out of 95 funds.
   The U.S. Treasury yield curve continued to steepen during the quarter. Short maturity Treasury bill yields declined roughly 0.5% as the Federal Reserve reduced the federal funds rate three more times, totaling 1.25%. However, longer-term Treasury yields increased approximately 0.4%, as investors feared that the aggressive interest rate reductions by the Fed might be inflationary in the future. As of June 30, 2001, the 2-year and the 30-year Treasuries were yielding 4.22% and 5.74%, respectively.
   Treasury bond yields rose more during the quarter than other sectors of the taxable bond market, causing the U.S. Treasury sector to be the worst performing sector during the quarter. The best performing sector for the Fund was government agency mortgage pass-throughs. These high-coupon securities have shorter durations than typical mortgages and benefited from both the decline in short yields during the quarter and a high level of current income. The Fund's asset-backed holdings provided returns near that of the Lehman Aggregate Bond Index, while its corporate holdings provided a slightly negative return.
   Strategically within the corporate sector, the Fund moved to more economically defensive industries during the quarter and upgraded the average credit rating. Specifically, the Fund purchased issues in the medical and pharmaceutical industries and reduced holdings in "BBB"-rated securities. We also purchased Treasury Inflation Protected Securities (TIPS) to take advantage of recent monthly spikes in inflation rates. These securities pay a fixed rate of interest and the principal increases at the monthly rate of the CPI.
   Looking ahead, we are forecasting that the Fed is approaching the end of its current cycle of lowering short-term rates and that the economy improves from its current weak level to a moderate rate of growth in the second half of this year. We expect to maintain the Fund's duration moderately shorter than that of its benchmark and to continue our overweighting in non-Treasury sectors as we expect these to provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.
     The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  6/30/01:     $9.68 Per Share
                                  3/31/01:     $9.80 Per Share
                         Total Net Assets:    $13.2 Million
                         30-day SEC Yield:      6.22%
               12-Month Distribution Rate:      6.88%
                         Average Maturity:     18.6 Years
                       Effective Duration:      4.4 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                           Corporate Bonds & Notes   35.4
                           Asset-Backed Securities   24.0
                             Mortgage Pass Through   14.3
               Collateralized Mortgage Obligations   11.0
                                     U.S. Treasury    8.3
                            Sectors 5.4% and Under    5.4
                           Cash & Other Net Assets    1.6

------------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT         LEHMAN        INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

3 Month**             0.56%         0.56%           0.31%
6 Month**             3.66          3.62             n/a
1 Year               10.87         11.23           10.16
3 Year                5.20          6.26            5.22
5 Year                6.71          7.48            6.59
Inception             6.28          6.72            5.87
   (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                                                LIPPER INTER.
                       SIT         LEHMAN        INVESTMENT
                      BOND        AGGREGATE      GRADE BOND
                      FUND       BOND INDEX       FUND AVG.
                      ----       ----------       ---------

1 Year               10.87%        11.23%          10.16%
3 Year               16.42         19.97           16.50
5 Year               38.37         43.42           37.60
Inception            58.68         63.84           54.13
    (12/1/93)


*AS OF 6/30/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 6/30/01. Sit Bond Fund rankings for the 3- and 5-year and since inception periods were 133rd of 222 funds, 63rd of 150 funds and 23rd of 95 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/01 would have grown to $15,868 in the Fund or $16,384 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

            Government Agency Backed Securities   14.3%
                                U.S. Government    8.3%
          Cash and other Assets and Liabilities    1.6%
                                            BBB   15.3%
                                              A   18.5%
                                             AA    3.8%
                                            AAA   38.2%

[LOGO] -------------------------------------------------------------------------


Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     Michael C. Brilley
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips
                     William E. Frenzel

Director Emeritus:
                     Melvin C. Bahle

Bond Funds Officers:
                     Eugene C. Sit, CFA          Chairman
                     Peter L. Mitchelson, CFA    Vice Chairman
                     Roger J. Sit                Executive Vice President
                     Michael C. Brilley          Senior Vice President
                     Debra A. Sit, CFA           Vice President - Investments
                     Bryce A. Doty, CFA(1)       Vice President - Investments
                     Paul J. Jungquist, CFA(2)   Vice President - Investments
                     Michael P. Eckert           Vice President - Institutional
                                                     Client Group
                     Shelley Shutes              Vice President - Shareholder
                                                     Services
                     Michael J. Radmer           Secretary
                     Paul E. Rasmussen           Vice President & Treasurer
                     Carla J. Rose               Vice President - Assistant
                                                     Secretary & Assistant
                                                     Treasurer
                     Kelly K. Boston             Assistant Secretary & Assistant
                                                     Treasurer


(1) Bond and U.S. Government Securities Funds only.
(2) Money Market Fund and Minnesota Tax-Free Income Fund only.

QUARTERLY REPORT BOND FUNDS

Quarter Ended June 30, 2001


INVESTMENT ADVISER

Sit Investment Associates, Inc.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402



                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS